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                                                                   EXHIBIT 10.13

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                      FIRST MODIFICATION TO LOAN AGREEMENT

                                      among

                                ITT CORPORATION,

                         SLT REALTY LIMITED PARTNERSHIP,

                         SHERATON PHOENICIAN CORPORATION

                                       and

                         STARWOOD PHOENICIAN CMBS I LLC

                           --------------------------

                          Dated as of January 27, 1999

                          ---------------------------

                                 $3,282,000,000

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            FIRST MODIFICATION TO LOAN AGREEMENT, dated as of January 27, 1999
("First Modification"), among ITT CORPORATION, a Nevada Corporation (the "Borrower"), successor-in-interest to Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), successor-in-interest to Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), SHERATON PHOENICIAN CORPORATION, a Delaware corporation ("Sheraton Phoenician") and STARWOOD PHOENICIAN CMBS I LLC, a Delaware limited liability company (the "Guarantor"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                                   WITNESSETH:

            WHEREAS, the Trust has previously made a loan to the Corporation in the maximum principal amount of $3,282,000,000 (the "Loan") pursuant to that certain Loan Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), as assigned by the Trust to the Lender pursuant to that certain General Assignment dated as of February 23, 1998 and as evidenced by that certain Promissory Note, dated as of February 23, 1998 (the "Original Note");

            WHEREAS, the Corporation assigned its existing rights and obligations under the Loan Agreement to the Borrower pursuant to that certain Assignment and Assumption Agreement dated as of December 17, 1998;

            WHEREAS, in connection with the Loan Agreement, Sheraton Phoenician Corporation ("Sheraton Phoenician") executed a certain Deed of Trust, Security Agreement and Financing Statement, dated as of February 23, 1998, in favor of the Trust and covering the premises known as the Sheraton Phoenician (the "Sheraton Phoenician Property"), as assigned to Lender pursuant to that certain Assignment of Mortgage dated as of February 23, 1998 (the "Phoenician Deed of Trust");

            WHEREAS, the Guarantor and certain subsidiaries of the Trust and the Corporation are entering into a certain Loan Agreement dated as of January_____, 1999 and among the borrowers named therein, Starwood Operator I LLC and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc., as lender (as amended from time to time, the "CMBS Loan Agreement");

            WHEREAS, in connection with the transactions contemplated under the CMBS Loan Agreement, the Borrower, Sheraton Phoenician and Lender have entered into a certain Agreement of Severance of Note and Modification of Deed of Trust, dated as of January __, 1999 (the "Severance Agreement"), pursuant to which the parties thereto have agreed (i) to sever the Original Note into two notes, one of which is to evidence a portion of the outstanding principal balance of the Original Note, with interest thereon, equal to $2,489,467,038.25 and the other of which is to evidence the remaining portion of the outstanding principal balance of the Original

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Note, with interest thereon, equal to $210,000,000 (the "Substitute Note
(Phoenician)") and (ii) to amend the Phoenician Deed of Trust to secure only the indebtedness evidenced by the Substitute Note (Phoenician);

            WHEREAS, in connection with the transactions contemplated under the CMBS Loan Agreement, the parties hereto desire to modify the Loan Agreement to provide for, among other things, (i) the severance of the Original Note and the modification of the Phoenician Deed of Trust, (ii) the guaranty by the Guarantor for all payments due and payable under the Substitute Note (Phoenician) on a non-recourse basis, (iii) the extension of the Final Maturity Date of the Loan to February 23, 2014 and, additionally, the further extension of the Final Maturity Date of the Loan upon any extension of the maturity date of the loan advanced under the CMBS Loan Agreement, and (iv) the amendment of certain definitions under the Loan Agreement.

           NOW, THEREFORE, the parties hereto have agreed as follows:

            1. All references to "Final Maturity Date" under the Loan Agreement, as it applies to the Substitute Note (Phoenician), shall hereby be amended to mean "February 23, 2014". Moreover, upon the exercise of any option to extend the maturity date of the loan under the CMBS Loan Agreement (the "CMBS Loan Maturity Date Extension"), the Final Maturity Date under the Loan Agreement, as it applies to the Substitute Note (Phoenician), shall be further extended to February 23, 2029 or one (1) year beyond any such CMBS Loan Maturity Date Extension, whichever shall be a later date.

            2. All references to "Note" under the Loan Agreement shall hereby be modified to include the Substitute Note (Phoenician) and the Original Note, as severed pursuant to the Severance Agreement to constitute two separate notes.

            3. The parties hereto acknowledge and agree that the Phoenician Deed of Trust, as amended, shall secure a portion of the outstanding principal balance of the Original Note, with interest thereon pursuant to the Substitute Note (Phoenician) and the Loan Agreement, as hereby modified, equal to $210,000,000, and the other Mortgages (as defined in the Loan Agreement) shall secure the remaining portion of the outstanding principal balance under the Original Note, with interest thereon, equal to $2,489,467,038.25. Notwithstanding anything to the contrary contained herein, the portion of the outstanding principal balance of the Substitute Note (Phoenician) secured by the Phoenician Deed of Trust, as amended, together with all accrued and unpaid interest thereon and all other sums due in connection therewith (the "Guaranteed Amount") shall not exceed an amount which, when combined with the outstanding principal balance, with interest thereon, of the loan advanced pursuant to the CMBS Loan Agreement and allocated to the Sheraton Phoenician Property, together with the amount of all other Permitted Indebtedness (as defined in the CMBS Loan Agreement) on the Sheraton Phoenician Property under the CMBS Loan Agreement shall not exceed one hundred percent (100%) of the total market value of the premises secured by the Phoenician Deed of Trust, as amended.

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            4. The parties hereto acknowledge and agree that the Guarantor shall guarantee to the Lender full and prompt payment when due of the principal of, and interest on, the Guaranteed Amount. The liability and obligation of the Guarantor or any member, officer, director, successor or assign of the Guarantor, to perform and observe and fulfill its obligations set forth hereunder shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against the guarantor or any of its officers, members, directors, partners, successors or assigns, it being agreed that the Lender shall only look to the interest of the Guarantor in the Sheraton Phoenician Property for the satisfaction of any obligation of the Guarantor hereunder.

            5. The terms and provisions of this First Modification shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

            6. This First Modification shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

            7. This First Modification may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            8. The parties hereto acknowledge and agree that the name "Starwood Hotels & Resorts" is a designation of the Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988 and as further amended and restated as of January [6], 1999, and as the same has been or may be amended from time to time thereafter, and that the parties hereto shall look solely to the Trust's assets for the enforcement of any claims against the Trust, as the trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Trust under this First Modification.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Modification to be duly executed and delivered as of the date first above written.

                             BORROWER:

                             ITT CORPORATION,
                             a Nevada corporation

                             By: /s/ Jonathan H. Yellen
                                 ----------------------------------------------
                                 Name : Jonathan H. Yellen
                                 Title: Authorized Signatory

                             LENDER:

                             SLT REALTY LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By: Starwood Hotels & Resorts, a Maryland real
                                 estate investment trust, its general partner

                                 By: /s/ Jonathan H. Yellen
                                     -------------------------------------------
                                     Name: Jonathan H. Yellen
                                     Title: Authorized Signatory

                             SHERATON PHOENICIAN CORPORATION,
                             a Delaware Corporation

                             By: /s/ Jonathan H. Yellen
                                 ----------------------------------------------
                                 Name : Jonathan H. Yellen
                                 Title: Authorized  Signatory

                             GUARANTOR:

                             STARWOOD PHOENICIAN CMBS I LLC,
                             a Delaware limited liability company

                             By: /s/ Jonathan H. Yellen
                                 ---------------------------------------------
                                 Name: Jonathan H. Yellen
                                 Title: Authorized Signatory

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